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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------


                                  FORM 8-K/A



                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported)           May 10, 1995

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                           CNA FINANCIAL CORPORATION



              (Exact Name of Registrant as Specified in Charter)

            Delaware                  1-5823               36-6169860
  (State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)             File Number)         Identification No.)

        CNA Plaza, Chicago, Illinois                            60685
  (Address of Principal Executive Offices)                    (Zip Code)

  Registrant's telephone number, including area code        (312) 822-5000


         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.         Acquisition or Disposition of Assets

        On May 10, 1995, CNA Financial Corporation ("CNA") consummated the merger (the "Merger") of its wholly owned subsidiary, Chicago Acquisition Corp. ("Merger Sub"), with and into The Continental Corporation ("Continental"), pursuant to the Merger Agreement dated as of December 6, 1994, by and among CNA, Continental and Merger Sub, for aggregate consideration of $1,125 million (based on a conversion price of $20.00 per share of Continental's common stock, par value $1.00 per share). CNA is funding the cash purchase price with proceeds from a five-year revolving credit facility from a syndicate of banks led by the First National Bank of Chicago, as administrative agent, and The Chase Manhattan Bank, N.A., as syndication agent. As a result and upon the consummation of the Merger,
Continental became a wholly owned subsidiary of CNA.   Continental is an
insurance holding company principally engaged in the business of owning a group of property and casualty insurance companies, which business CNA currently intends to continue.

Item 7.         Financial Statements and Exhibits

        (a)     Financial Statements of Business Acquired.

                The financial statements of Continental required to be filed herewith are incorporated by reference. See exhibits 99.01 and 99.02 below.

        (b)     Pro Forma Financial Information.

                The required pro forma financial information is included below as exhibit 99.03.

        (c)     Exhibits.


        Exhibit No.                      Description
        -----------                      -----------
            2.01 Securities Purchase Agreement, dated as of December 6, 1994, by and between CNA
                             Financial Corporation and The Continental
                             Corporation (with exhibits thereto) (Exhibit 1 to Form 8-K dated December 9, 1994 incorporated herein by reference.)

            2.02 Merger Agreement, dated as of December 6, 1994, by and among CNA Financial Corporation, Chicago Acquisition Corp. and The Continental Corporation (Exhibit 2 to Form 8-K dated December 9, 1994 incorporated herein by reference.)

           4.01* Certificate of Merger of Chicago Acquisition Corporation with and into The Continental Corporation as filed with the Secretary of State of the State of New York on May 10, 1995.

          23.01*             Consent of KPMG Peat Marwick LLP

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Item 7.         Financial Statements and Exhibits (continued)

          99.01 Consolidated Balance Sheets of Continental and Subsidiaries as of December 31, 1994 and 1993, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1994, together with the notes thereto and the related report of Independent Accountants (incorporated herein by reference to Schedule 14A (pages F17 to F51) to The Continental Corporation's Proxy Statement (Commission File Number 1-5686) dated March 29, 1995).

          99.02 Consolidated Balance Sheets of Continental and Subsidiaries as of March 31, 1995 (unaudited) and December 31, 1994, and the related Consolidated Statements of Income and Cash Flows for the Three Months Ended March 31, 1995 and 1994 (unaudited), and Notes to Financial Statements (incorporated herein by reference to pages 3 through 17 of The Continental Corporation's Form 10-Q (Commission File Number 1-5686) dated May
                             15, 1995).

          99.03* Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1995 and Unaudited Pro Forma Condensed Statement of Consolidated Operations for the three months ended March 31, 1995 and for the year ended December 31, 1994.

          99.04 Press Release issued by CNA Financial Corporation dated May 9, 1995. (Exhibit 99.01 to Form 8-K dated May 10, 1995 incorporated herein by reference.)




          *Filed herewith



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                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CNA FINANCIAL CORPORATION
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Date:  July 24, 1995                       By: Peter E. Jokiel
     ---------------                           -------------------------
                                               Peter E. Jokiel
                                               Senior Vice President and
                                               Chief Financial Officer





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